SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 19, 2022

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SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 4.01 Change in Registrant’s Certifying Accountant.

(b) Appointment of New Auditor

On December 19, 2022, Scientific Industries, Inc (the “Company”) engaged Macias Gini & O’Connell LLP (“MGO“) as its new independent registered public accounting firm beginning with the fiscal period commencing on July 1, 2022 and ending December 31, 2022. The change in the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee and Board of Directors.

During the fiscal years ended June 30, 2022 and 2021 and the subsequent interim periods through the date of this Current Report, neither the Company nor anyone on its behalf consulted with MGO regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;
(ii)	The type of audit opinion that might be rendered on the Registrant’s financial statements, and none of the following was provided to the Registrant:
(a)	a written report; or
(b)	oral advice that MGO concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or
(iii)	Any matter that was subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K

ITEM 9.01 Financial Statements and Exhibits

(a),(b),(c), (d) not applicable

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: December 22, 2022	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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